SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT





                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 30, 2000
                        ---------------------------------
                        (Date of earliest event reported)

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                          FIRST AVIATION SERVICES INC.
                          ----------------------------

             (Exact Name of Registrant as Specified in its Charter)



        Delaware                   0-21995                       06-1419064
        --------                   -------                       ----------
(State of Incorporation)    (Commission File No.)   (IRS Employer Identification Number)




               15 Riverside Avenue
              Westport, Connecticut                      06880-4214
     ---------------------------------------          -----------------
     (Address of Principal Executive Office)             (Zip Code)



                                 (203) 291-3300
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

Item 5.           First Aviation Services Third Quarter Earnings Release

                  On November 30, 2000 First Aviation Services Inc. issued a press release announcing that Stanley J. Hill will join its Board of Directors. A copy of the press release, exhibit 99.2, is attached and incorporated by reference.

                  (c)      Exhibits

                  99.2 Press release dated November 30, 2000 announcing that Stanley J. Hill will join the First Aviation Board of Directors.



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            FIRST AVIATION SERVICES INC.



Date:    December 7, 2000           By:     /s/ John A. Marsalisi
                                            ---------------------

                                            Name:    John A. Marsalisi
                                            Title:   Secretary, Vice President &
                                                     Chief Financial Officer
                                                     (Principal Finance and
                                                     Accounting Officer)